Exhibit 10.22

Execution Version

AMENDMENT NO. 1 TO

TAX RECEIVABLE AGREEMENT

This AMENDMENT NO. 1 TO TAX RECEIVABLE AGREEMENT, dated as of December 22, 2023 (this “Amendment”), is entered into by and among Camping World Holdings, Inc., a Delaware corporation (the “Corporation”), CWGS Enterprises, LLC, a Delaware limited liability company (the “LLC”), ML Acquisition (as defined in Section 1 below), Crestview (as defined in Section 1 below) and the Management Representative (as defined in Section 1 below), on behalf of himself and each of the Members (as defined in Section 1 below), and amends that certain Tax Receivable Agreement, dated as of October 6, 2016 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “TRA”), by and among the Corporation, the LLC, the Members and the Management Representative.

PRELIMINARY STATEMENTS

WHEREAS, the Corporation, CWGS, the Members and the Management Representative have entered into the TRA;

WHEREAS, the Corporation and the LLC desire to amend the TRA as set forth in Section 2 below to delete and replace the definition of LIBOR;

WHEREAS, pursuant to Section 7.6(b) of the TRA, the TRA may be amended with the consent of each of ML Acquisition, Crestview and the Management Representative;

WHEREAS, each of ML Acquisition and Crestview is willing to consent to the amendments set forth in Section 2 below;

WHEREAS, pursuant to Section 7.17 of the TRA, each of the Members (other than ML Acquisition and Crestview has appointed the Management Representative as attorney in fact with full power and authority to, among other things, amend the TRA; and

WHEREAS, the Management Representative, on behalf of himself and the several Members, is willing to consent to the amendments set forth in Section 2 below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein that is not otherwise defined shall have the respective meaning assigned to such term in the TRA. The provisions of Section 1.2 of the TRA are incorporated by reference herein, mutatis mutandis. Each reference contained in the TRA to “hereof”, “hereunder”, “herein” and “hereby” shall, in each case after the Amendment No. 1 Effective Date (as defined in Section 3 of this Amendment), refer to the TRA as amended by this Amendment.

Section 2.Amendments. Upon the Amendment No. 1 Effective Date, with effect from January 1, 2024:

(a)Section 1.1 of the TRA is hereby amended as follows:

(i)The definition of “LIBOR” is deleted in its entirety.

(ii)The following definitions are added to Section 1.1 of the TRA in the appropriate alphabetical order to read as follows:

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“Term SOFR” means for any period, the rate per annum equal to the Term SOFR Screen Rate that is two (2) U.S. Government Securities Business Days prior to the commencement of such period with a borrowing date and a maturity comparable to such period; provided that if the rate is not published by the Term SOFR Administrator as of 5:00 p.m (New York City Time) on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (or any successor administrator of the Term SOFR Screen Rate satisfactory to the Corporation).

“Term SOFR Screen Rate” means the forward-looking term rate based on SOFR .

“U.S. Government Securities Business Days” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York,as applicable.

(iii)The following definitions are restated in their entirety to read as follows:

“Agreed Rate” means Term SOFR plus 100 basis points.

“Default Rate” means the sum of (i) the highest rate applicable at the time under the Senior Secured Credit Facilities plus (ii) 200 basis points, it being understood that if there are no Senior Secured Credit Facilities then the Default Rate shall be Term SOFR plus 550 basis points.

Section 3.Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when, and only when, each of the Corporation, the LLC, ML Acquisition, Crestview and the Management Representative shall have delivered to each of the other parties to the TRA (or in the case of the Members, to the Management Representative on their behalf) an original counterpart of this Amendment signed by such party or a facsimile or electronic (i.e., “.pdf” or “.tif”) copy of such signed original counterpart.

Section 4.Certain Consequences Of Effectiveness.

(a)Each of the Corporation and the LLC hereby confirms that their respective obligations under the TRA continue in full force and effect and shall not be affected by this Amendment, except as expressly provided herein.

(b)Upon the Amendment No. 1 Effective Date this Amendment shall constitute a part of the TRA and the rights and obligations of the parties to the TRA shall be governed by the TRA as amended hereby. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of any Member under the TRA. Except for the amendments to the TRA expressly set forth herein, the TRA shall remain unchanged and in full force and effect. The amendments set forth in this Amendment shall (i) neither excuse future non-compliance with the TRA nor operate as a waiver of any default thereunder, (ii) not operate as a consent to any matter under the TRA except as expressly set forth herein and (iii) not be construed as an indication that the Members will agree to any other amendments or give any other consents or waivers with respect to the TRA that may be requested by the Corporation and the LLC; it being understood that the agreement of any other amendments or giving of any other consents or waivers which may hereafter be requested by the Corporation and the LLC remains in the sole and absolute discretion of the Members.

Section 5.Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 6.Governing Law; Jurisdiction; Service of Process; Waiver of Jury Trial. The provisions of Sections 7.4 and 7.8 of the TRA are incorporated by reference herein, mutatis mutandis.

Section 7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format shall be as effective as delivery of a manually signed counterpart of this Amendment.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CORPORATION:

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Karin Bell
	Name:	Karin Bell
	Title:	Chief Financial Officer

THE LLC:

CWGS ENTERPRISES, LLC

By:	/s/ Brent Moody
	Name:	Brent Moody
	Title:	President

[Signature Page to TRA Amendment No. 1]

MEMBERS:

CWGS HOLDING, LLC

By:	/s/ Marcus A. Lemonis
	Name:	Marcus A. Lemonis
	Title:	Chief Executive Officer

CRESTVIEW PARTNERS II GP, L.P.

By:	/s/ Ross A. Oliver
	Name:	Ross A. Oliver
	Title:	General Counsel

CVRV ACQUISITION, LLC

By:	/s/ Ross A. Oliver
	Name:	Ross A. Oliver
	Title:	General Counsel

[Signature Page to TRA Amendment No. 1]

MANAGEMENT REPRESENTATIVE, on behalf
of the himself and each of the Members listed below:

By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Member Representative

Members:
• Matthew Baden
• Andris A. Baltins
• Karin Bell
• Mark J. Boggess
• Steve Hedlund
• Dale Hendrix
• Ann Jackson
• Lisa L. Marshall Revocable Living Trust
• Brent L. Moody
• Roger L. Nuttall
• Prabhuling Patel
• Seth Rosenberg
• K. Dillon Schickli
• Mike Siemens
• John Sirpilla
• Tamara Ward
• Brock Whinnery
• Thomas F. Wolfe
• Christopher Columbus High School, Inc.
• God’s Love We Deliver, Inc.
• Gordon College
• Marquette University
• The Minneapolis Foundation
• Yale New Haven Hospital, Inc.

[Signature Page to TRA Amendment No. 1]